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                                                                  EXHIBIT 10.20*

                           AREA BANCSHARES CORPORATION
                           RESTRICTED STOCK AGREEMENT

         THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into as of _________________ (the "Award Date"), by and between AREA BANCSHARES CORPORATION (the "Company"), a Kentucky corporation, and ________________ (the "Employee").

         Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Grant Date to the Employee the Restricted Shares described below pursuant to the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan (the "Plan") in consideration of the Employee's services to the Company (the "Restricted Stock Grant").

         A.       GRANT DATE:                        .
                               ----------------------

         B. RESTRICTED SHARES: _________ shares of the Company's no par value common stock ("Common Stock").

         C. VESTING SCHEDULE: The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Schedule 1. The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the "Vested Restricted Shares."

         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the Grant Date set forth above.

                                           AREA BANCSHARES CORPORATION


ATTEST:                           By:
                                      ----------------------------------------

                                  Title:
                                      ----------------------------------------
By:
    ------------------------------

Title:
       ---------------------------

[CORPORATE SEAL]
                               --------------------
                                    EMPLOYEE



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                       ADDITIONAL TERMS AND CONDITIONS OF
                           AREA BANCSHARES CORPORATION
                           RESTRICTED STOCK AGREEMENT

         1. RESTRICTED SHARES HELD BY THE SHARE CUSTODIAN. Employee hereby authorizes and directs the Company to deliver any share certificate issued by the Company to evidence Restricted Shares to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the "Share Custodian") to be held by the Share Custodian until the Restricted Shares become Vested Restricted Shares in accordance with the Vesting Schedule. When the Restricted Shares become Vested Restricted Shares, the Share Custodian shall deliver the Restricted Shares to Employee. Employee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Employee with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Restricted Shares to the Company in accordance with this Agreement, in the name, place, and stead of Employee. The term of such appointment shall commence on the date of the Restricted Stock Grant and shall continue until the Restricted Shares are delivered to the Employee as provided above or forfeited, as applicable.

         2. CONDITION TO DELIVERY OF RESTRICTED SHARES.

                  (a) In order not to forfeit the Restricted Shares, Employee must deliver to the Company, within thirty (30) days of the earlier of
         (i) the date on which any Restricted Shares become Vested Restricted Shares, or (ii) the making of an election pursuant to Code Section 83(b) as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all of the withholding tax obligations (whether federal, state or local), imposed on the Company by reason of the vesting of the Restricted Shares, or the making of an election pursuant to Code Section 83(b), as applicable, except as provided in Section 2(b).

                  (b) If the Employee does not make an election pursuant to Code
         Section 83(b), in lieu of paying the withholding tax obligation in cash or by certified check as described in Section 2(a), Employee may elect to have the actual number of Vested Restricted Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock, as determined by the Committee, on the vesting date, is sufficient to satisfy the amount of the withholding tax obligations imposed on the Company by reason of the vesting of the Restricted Shares (the "Withholding Election"). Employee may make a Withholding Election only if both of the following conditions are met:

                           (i) the Withholding Election must be made on or prior
                  to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of EXHIBIT A attached hereto; and

                           (ii) any Withholding Election made must be
                  irrevocable; however, the Board of Directors may, in its sole discretion, disapprove and give no effect to any Withholding Election.

         3. RIGHTS AS STOCKHOLDER. Employee, or his permitted transferee under
Section 4(b), shall have no rights as a stockholder with respect to the Restricted Shares until a stock certificate for the shares is issued in Employee's name. Once any such stock certificate is issued and delivered to the Share Custodian and during the period that the Share Custodian holds the Restricted Shares, Employee shall be entitled to all rights associated with the ownership of shares of Common Stock not so held, except as follows: (a) if additional shares of Common Stock become issuable to Employee with respect to Restricted Shares due to an event described in Section 7 below, any stock



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certificate representing such shares shall be delivered to the Share Custodian and those shares of Common Stock shall be subject to forfeiture to the same extent as the shares of Restricted Shares to which they relate; and (b) the Employee shall have no rights inconsistent with the terms of this Agreement, such as the restrictions on transfer described in Section 4(b) below. Employee shall be entitled to cash dividends paid or declared on all Restricted Shares.

         4. FORFEITURE AND RESTRICTIONS ON TRANSFER OF RESTRICTED SHARES.

                  (a) FORFEITURE UPON TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary herein, upon a Termination of Employment effected by the Employee or the Company for any reason other than (i) due to the Employee's death or Disability or (ii) after attaining at least age 62, all Restricted Shares which are not Vested Restricted Shares shall be forfeited as of the effective date of the Termination of Employment.

                  (b) RESTRICTIONS ON TRANSFER OF RESTRICTED SHARES. Employee shall effect no Disposition of Restricted Shares prior to the date that the shares are delivered to him by the Share Custodian; provided, however, that this provision shall not preclude a transfer by will or the laws of descent and distribution in the event of the death of the Employee.

                  (c) LEGENDS. Any stock certificates representing the Restricted Shares issued to the Share Custodian shall be endorsed with the following legend and the Employee shall not effect any transfer of the Restricted Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK
                  AGREEMENT DATED      , A COPY OF WHICH IS AVAILABLE FROM THE
                  COMPANY.

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS
                  (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

EMPLOYEE AGREES THAT THE COMPANY MAY ALSO ENDORSE ANY OTHER LEGENDS REQUIRED BY APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THE COMPANY NEED NOT REGISTER A TRANSFER OF THE RESTRICTED SHARES AND MAY ALSO INSTRUCT ITS TRANSFER AGENT, IF ANY, NOT TO REGISTER THE TRANSFER OF THE RESTRICTED SHARES UNLESS THE CONDITIONS SPECIFIED IN THE FOREGOING LEGENDS ARE SATISFIED.

         5. REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS.

                  (a) The restrictions described in the first sentence of the legend set forth in Section 4(c) above and any related stop transfer instructions may be removed and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee as of the date that the Share Custodian may deliver any such certificates to the Employee pursuant to Section 1 above.

                  (b) The restrictions described in the second sentence of the legend set forth in Section 3(c) above and any related stop transfer instructions may be removed and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee if the shares of Common Stock represented by the



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           certificates: (i) are registered under the Securities Act of 1933
           (the "1933 Act") and a prospectus meeting the requirements of Section 10 of the 1933 Act is available; (ii) at such time as permitted by Rule 144(k) promulgated under the 1933 Act; or (iii) upon receipt of an opinion of counsel, reasonably satisfactory to the Company stating that such sale, transfer, assignment or hypothecation is exempt from the requirements of the 1933 Act.

         6. INVESTMENT REPRESENTATIONS. Employee hereby represents, warrants, covenants, and agrees with the Company as follows:

                  (a) The Restricted Shares being acquired by Employee will be acquired for Employee's own account without the participation of any other person, with the intent of holding the Restricted Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Restricted Shares and not with a view to, or for resale in connection with, any distribution of the Restricted Shares, nor is Employee aware of the existence of any distribution of the Restricted Shares;

                  (b) Employee is not acquiring the Restricted Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Restricted Shares but rather upon an independent examination and judgment as to the prospects of the Company;

                  (c) The Restricted Shares were not offered to Employee by means of publicly disseminated advertisements or sales literature, nor is Employee aware of any offers made to other persons by such means;

                  (d) Employee is able to bear the economic risks of the investment in the Restricted Shares, including the risk of a complete loss of Employee's investment therein;

                  (e) Employee understands and agrees that the Restricted Shares will be issued and sold to Employee without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  (f) The Restricted Shares cannot be offered for sale, sold or transferred by Employee other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  (g) The Company will be under no obligation to register the Restricted Shares or to comply with any exemption available for sale of the Restricted Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Restricted Shares;

                  (h) Employee has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. Employee has examined such of these documents as Employee has wished and is familiar with the business and affairs of the Company. Employee realizes that the purchase of the Restricted Shares is a speculative investment and that any possible profit therefrom is uncertain;




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                  (i) Employee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. Employee has received all information and data with respect to the Company which Employee has requested and which Employee has deemed relevant in connection with the evaluation of the merits and risks of Employee's investment in the Company;

                  (j) Employee has such knowledge and experience in financial and business matters that Employee is capable of evaluating the merits and risks of the purchase of the Restricted Shares hereunder and Employee is able to bear the economic risk of such purchase; and

                  (k) The agreements, representations, warranties, and covenants made by Employee herein extend to and apply to all of the Restricted Shares of the Company issued to Employee pursuant to this Agreement. Acceptance by Employee of the certificate representing such Restricted Shares shall constitute a confirmation by Employee that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

         7. CHANGE IN CAPITALIZATION.

                  (a) The number and kind of Restricted Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding is effected without receipt of consideration by the Company. No fractional shares shall be issued in making such adjustment. All adjustments made by the Committee under this Section shall be final, binding, and conclusive.

                  (b) In the event of a merger or consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or the Common Stock or a tender offer for shares of Common Stock, an appropriate adjustment may be made with respect to the Restricted Shares such that other securities, cash or other property may be substituted for the Common Stock held by the Employee pursuant to the Restricted Stock Grant.

                  (c) The existence of the Plan and the Restricted Stock Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

         8. GOVERNING LAWS. This Agreement shall be construed, administered and enforced according to the laws of the Commonwealth of Kentucky; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Employee resides, and/or any other applicable securities laws.

         9. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

         10. NOTICE. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified




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United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         11. SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         12. ENTIRE AGREEMENT. Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         13. VIOLATION. Any Disposition of the Restricted Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

         14. HEADINGS AND CAPITALIZED TERMS. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement. Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Plan.

         15. SPECIFIC PERFORMANCE. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         16. NO RIGHT TO CONTINUED RETENTION. Neither the establishment of the Plan nor the award of Restricted Shares hereunder shall be construed as giving Employee the right to a continued service relationship with the Company or an Affiliate.



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                                    EXHIBIT A

                         NOTICE OF WITHHOLDING ELECTION
                           AREA BANCSHARES CORPORATION
                   2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

TO:               Area Bancshares Corporation

FROM:

RE:               Withholding Election

         This election relates to the Restricted Stock Grant identified in Paragraph 3 below. I hereby certify that:

         (1) My correct name and social security number and my current address are set forth at the end of this document.

         (2) I am (check one, whichever is applicable).

                  [ ]      the original recipient of the Restricted Stock Grant.

                  [ ] the legal representative of the estate of the original recipient of the Restricted Stock Grant.

[ ]      a legatee of the original recipient of the Restricted Stock Grant.

                  [ ] the legal guardian of the original recipient of the Restricted Stock Grant.

        (3) The Restricted Stock Grant pursuant to which this election relates was issued under the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan (the "Plan") in the name of_________________ for a total of __________ shares of Common Stock. This election relates to ______ shares of Common Stock issued upon the vesting of the Restricted Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable Plan provisions.

        (4) I hereby elect to have certain of the shares withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

                  The fair market value of the shares to be withheld in addition to $_________ in cash to be tendered to the Company by the recipient of the Restricted Stock Grant shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

        (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

        (6) I understand that this Withholding Election is made prior to the Tax Date and is otherwise timely made pursuant to Section 5.1 of the Plan.

        (7) I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Vested Restricted Shares a whole number of shares of Common Stock having the value determined in accordance with Paragraph 4 above.


                             Exhibit A - Page 1 of 3

        (8) The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
            --------------------------------------------------

Signature:
            --------------------------------------------------


------------------------------
Name (Printed)

------------------------------
Street Address

------------------------------
City, State, Zip Code




                             Exhibit A - Page 2 of 3

                                   SCHEDULE I
                         TO AREA BANCSHARES CORPORATION
                             RESTRICTED STOCK AWARD

VESTING SCHEDULE

A. The Restricted Shares shall become Vested Restricted Shares following completion of the years of service for the Company as indicated in the schedule below.

                PERCENTAGE OF SHARES                 YEARS OF SERVICE
         WHICH ARE VESTED RESTRICTED SHARES          AFTER GRANT DATE
         ----------------------------------          ----------------

                    20%                                     1
                    40%                                     2
                    60%                                     3
                    80%                                     4
                    100%                                    5

B. Notwithstanding Part A, in the event of a Change in Control, the Restricted Shares will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of a Change in Control; provided that the Employee is employed by the Company or any Affiliate on the date of a Change in Control.

C. Notwithstanding Part A, the Restricted Shares will be fully vested as of the date the Optionee reaches age 62, becomes subject to a Disability or dies, provided that the Employee is employed by the Company or any Affiliate on such date.

D. For purposes of the Vesting Schedule, Employee shall be granted a year of service for each consecutive twelve (12) month period following the Grant Date and during which Employee continues, at all times, as an employee of the Company.




                             Exhibit A - Page 3 of 3